Business Combinations (Tables)	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed	The preliminary fair value of the assets acquired and liabilities assumed for Embee’s acquisition were based on preliminary calculations and valuations, and the estimates and assumptions for this acquisition is subject to change as the Company obtains additional information during the respective measurement period up to one year from the acquisition date. The following summarizes the purchase price allocation of Embee’s acquisition:

Consideration	Fair Value
Total Consideration	$16,139
Less: Cash acquired	(53)
Total consideration, net of cash acquired	$16,086

Identifiable assets and liabilities assumed
Accounts receivables	$617
Other current assets	89
Deferred commissions	26
Property and equipment	13
Technology (1)	497
User panel (2)	11,202
Goodwill (3)	8,015
Trade payables	(323)
Deferred tax liabilities, net	(2,015)
Deferred revenues	(307)
Other liabilities assumed	(1,728)
Total identifiable assets acquired, net of liabilities assumed	$16,086
(1) In assessing the value of the technology, the Company used an income approach method. The technology’s economic useful life is estimated at approximately 2 years and will be amortized using the straight-line method.
(2) In assessing the value of the user panel, the Company used a cost approach. The user panel’s economic useful life is estimated at approximately 3 years and will be amortized using the straight-line method.
(3) The goodwill is primarily attributable to expected synergies and knowledge base resulting from the     acquisition. The Company estimates that the goodwill is non-deductible for tax purposes in the United States.